The Target Portfolio Trust
Large Capitalization Growth Portfolio

Supplement dated August 2, 2013 to the Statement of Additional Information (SAI) dated February 15, 2013.

Effective August 1, 2013, the following information replaces the information relating to Brown Advisory, LLC (Brown) in the table “Subadvisers and Subadvisory Fee Rates” in the in the Target Portfolio Trust SAI for Large Capitalization Growth Portfolio.

Subadvisers and Subadvisory Fee Rates
Portfolio Name	Subadviser	Fee Rate
Large Capitalization Growth	Brown Advisory, LLC	0.30% of average daily net assets to $500 million; 0.25% on next $500 million; 0.20% over $1 billion (3)

(3) For purposes of calculating the subadvisory fee payable to Brown Advisory LLC (Brown), the average daily net assets in all portfolios subadvised by Brown that are managed by PI or by PI and AST Investment Services, Inc. that have substantially the same investment strategy and which Brown and PI and/or ASTIS, as applicable, mutually agree in writing, will be combined.

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